Filed Pursuant to Rule 433 Registration Statement No. __________ Issuer Free Writing Prospectus Dated October __, 2015 Relating to Preliminary Prospectus Supplement Dated October __, 2015 Citizens Community Bancorp Inc. DA Davidson Investor Conference May 2020 First Quarter Result 1

Cautionary Notes and Additional Disclosures CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, descriptions of the financial condition, results of operations, asset and credit quality trends, profitability, projected earnings, future plans, strategies and expectations of Citizens Community Bancorp, Inc. (“CZWI” or the “Company”) and its subsidiary, Citizens Community Federal, National Association (“CCFBank”) . The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with those safe harbor provisions. Forward-looking statements, which are based on certain assumptions of the Company, are generally identifiable by use of the words “believe,” “expect,” “estimates,” “intend,” “anticipate,” “estimate,” “project,” “seek,” “target,” “potential,” “focus,” “may,” “preliminary,” “could,” “should” or similar expressions. These forward-looking statements express management’s current expectations or forecasts of future events, and by their nature, are subject to risks and uncertainties. Therefore, there are a number of factors that might cause actual results to differ materially from those in such statements. These uncertainties include conditions in the financial markets and economic conditions generally; adverse impacts to the Company or CCFBank arising from the COVID- 19 pandemic; the possibility of a deterioration in the residential real estate markets; interest rate risk; lending risk; the sufficiency of loan allowances; changes in the fair value or ratings downgrades of our securities; competitive pressures among depository and other financial institutions; our ability to maintain our reputation; our ability to realize the benefits of net deferred tax assets; our ability to maintain or increase our market share; acts of terrorism and political or military actions by the United States or other governments; legislative or regulatory changes or actions, or significant litigation, adversely affecting the Company or CCFBank; increases in FDIC insurance premiums or special assessments by the FDIC; disintermediation risk; our inability to obtain needed liquidity; risks related to the ongoing integration of F. & M. Bancorp. Of Tomah Inc. into the Company’s operations; our ability to successfully execute our acquisition growth strategy; risks posed by acquisitions and other expansion opportunities, including difficulties and delays in integrating the acquired business operations or fully realizing the cost savings and other benefits; our ability to raise capital needed to fund growth or meet regulatory requirements; the possibility that our internal controls and procedures could fail or be circumvented; our ability to attract and retain key personnel; our ability to keep pace with technological change; cybersecurity risks; changes in federal or state tax laws; changes in accounting principles, policies or guidelines and their impact on financial performance; restrictions on our ability to pay dividends; and the potential volatility of our stock price. Stockholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Such uncertainties and other risks that may affect the Company's performance are discussed further in Part I, Item 1A, "Risk Factors," in the Company's Form 10-K, for the year ended December 31, 2019 filed with the Securities and Exchange Commission ("SEC") on March 10, 2020, and the Company's subsequent filings with the SEC. The Company undertakes no obligation to make any revisions to the forward-looking statements contained herein or to update them to reflect events or circumstances occurring after the date hereof. NON-GAAP FINANCIAL MEASURES These slides may contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Non·GAAP financial measures referred to herein include net income as adjusted, EPS as adjusted, ROAA as adjusted, ROATCE, tangible book value per share, efficiency ratio, efficiency ratio as adjusted and tangible common equity / tangible assets. Reconciliations of all Non·GAAP financial measures used herein to the comparable GAAP financial measures in the appendix at the end of this presentation. Additional Information and Where to Find It This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. CZWI’s Form 10-K, for the year ended December 31, 2019 filed with the Securities and Exchange Commission ("SEC") on March 10, 2020, and any other documents filed by CZWI with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from CZWI's website at www.ccf.us, or by directing a request to CZWI’s CFO, Jim Broucek at Citizens Community Bancorp, Inc., 2174 EastRidge Center, Eau Claire, Wisconsin 54701, Attention: James S. Broucek or by e-mail at jbroucek@ccf.us. 2

CZWI Focus Items REBUILD TANGIBLE BOOK VALUE Following the successful integration of four acquisitions since May 2016, CZWI is committed to building consistency in earnings and a TCE ratio >8%. REDUCE NPA’S & CLASSIFIED LOANS TO PEER GROUP MEDIAN Reducing problem assets from acquired banks will be a focus of management’s attention. INCREASE OPERATING LEVERAGE Achieve an efficiency ratio of approximately 65% to be accomplished by growing commercial portfolio sizes, increasing Mortgage, SBA and FSA gain on sale and Servicing income, and disciplined expense controls. CONSISTENCY IN CULTURE We are leveraging technology to improve productivity and support future growth, while proactively managing operating and credit risk. 3

Timeline of Pandemic Response Actions JANUARY FEBRUARY Monitoring MARCH Preparing • Management begins tracking news developments • Safety materials acquired (gloves, Mobilizing sanitizer, and disinfectant wipes) • Response Team executes tabletop • Probability of impact informally exercise March 3rd. Key learnings used discussed amongst Executive, IT, and • Facilities options prepared and staff to further refine plan. Risk Management staff assignments created for social distancing / division of departments • COVID reaches markets March 16th • Discussions about expanding remote work capabilities begin • IT infrastructure expanded: • Social distancing, remote work, and • VPN software upgraded lobby closures begin March 17th • Software and hardware needs • Laptops & cyber security evaluated. equipment procured • Ongoing safety & soundness messages • Zoom licenses obtained emphasized. • Customer outreach program initiated - mail, phone, PPP, and Payment Relief. 4

Pandemic Committee Pandemic Committee (PC) Board Involvement • Weekly colleague calls • Frequent Pandemic communication updates Director Credit Committee • Weekly Pandemic Committee meetings • CEO/CRO/CTO communication daily • Board/Committee communication weekly Compensation Committee Participants President/CEO Chief Financial Officer Chief Risk Officer Chief Credit Officer Risk Committee Chief Technology Officer Chief Banking Officer SVP-Human Resources Chief Information Security Officer Board of Directors Regional Presidents Marketing Officer 5

Colleague Assistance, Safety & Readiness Taking Care of Colleagues Location & Readiness Benefits • Daily attendance & work location tracking Emergency Sick Leave for employees • of colleagues diagnosed, quarantined or lost daycare for Date as of April 9, 2020 children • Permit PTO accrual for employees to go negative if additional time is needed • Appreciation Pay (monthly stipend) for employees who work at bank facilities 42% Health & Safety 269 Total FTE’s • Spacing according to CDC guidelines 58% • Remote work capabilities expanded • Assign colleagues of essential departments to multiple locations (operations/accounting etc.) • Hand sanitizers and wipes, gloves and Staff at CCF Location Remote Staff periodic deep cleaning in all locations 6

COVID-19 Colleague Survey Results Employee satisfaction with safe at work and home guidelines Safety of colleagues, customers 10% and communities is our priority! 90% Satisfaction with communication from Satisfied Not Satisfied leadership 1% Frequent communication through varying channels is meeting colleague and Board 99% expectations! Satisfied Not Satisfied 7

COVID-19 Business Impact • Teller transactions have decreased 30% since early March • Branch hours and shifts reduced Branch Transaction Trends 0% -5% -13% -10% -24% -15% -30% -31% -34% -36% -20% -38% -25% -30% -35% -40% 3/08-3/14 3/15-3/21 3/22-3/28 3/30-4/04 4/06-4/11 4/13-4/18 4/19-4/24 % Change cumulative -13% -24% -38% -30% -34% -31% -36% 8

COVID-19 Business Impact • Stable inbound call volumes except week 4/13-4/18 • Spike in call volume coincides with EIP release which caused industry wide slowdown of mobile/online banking sites Inbound Call Center Volume 6000 5000 4000 3000 2000 1000 0 9

COVID-19 Business Impact • Communication channels have changed for small and large meetings Zoom Usage 250 600 500 200 Thousands 400 150 300 100 200 50 100 0 0 Nov'19 Dec'19 Jan'20 Feb'20 Mar'20 April '20 # Meetings Meeting Minutes 10

Operational Response and Preparedness • Activated Board and Pandemic Committee to provide COVID-19 updates • Implemented “spacing” Best Practices in all locations • Expanded remote work capacity to 42% of workforce • Utilized video conferencing and other innovative ways to conduct business • Raised cash levels in ATM’s and vaults temporarily • Maintained proper controls and security • Initiated daily employee attendance/work location tracking to support staffing assignments and track potential staff exposed to COVID-19 • Identified vendors for deep cleaning and ordered safety supplies for branches 11

Customer & Community Outreach • Participated in PPP by originating over 1,500 loans • Participated in PPP by originating over $135 million in authorizations • Saved approximately 18,000 local jobs • COVID-19 resources and support made available via website and social media • Donated $220,000 to local non-profit organizations specializing in basic needs (food/shelter) to our communities 12

Citizens Community Bancorp Inc.

Outstanding PPP Execution

Funded over >1,000 PPP Loans to Small Businesses saving approximately 16,000 jobs in first appropriation!

March 23	• Bankers conducted outreach to their clients about CARES Act legislation and that CCFBank would help them upon receiving SBA guidelines
March 30	• PPP Planning Team established to design process (Application, Customer Docs, U/W & eTran Boarding Tool)
April 3	• Finalized process, trained bankers and processed first application and eTran authorization at 5:00pm on April 3rd
April 3-5	• Bankers completed applications and eTran authorization for over 250 customers and >$65 million in PPP loans in first weekend
April 7-10	• Established workflow to automate Boarding Sheet entry into Loan Docs, Tag w/DocuSign and deliver to customer via email, and funded first loans (ACH) on April 10th
April 13-17	• Assisted over 1,000 businesses and authorized over $124 million in first PPP appropriation
April 17-24	• Completed funding of all PPP Loans from first appropriation

13

PPP Objectives & Results Achieving Our Objectives  Help our customers with much needed liquidity  Grow market share by helping other bank’s customers  Strengthen our reputation as a commercial bank PPP Metrics PPP 1 PPP 2 Total Number of Jobs Saved 16,100 1,800 17,900 Number of Loans Funded 1,004 491 1,495 Loans Funded $124 $12 $136 Fees Earned on Loan Fundings $4.5 $0.6 $5.1 (Dollar’s are in Millions) 14

COVID-19 Business Impact • Over 1,500 businesses received loans and over 17,500 jobs saved • Approximately 30% of PPP Loans were customers of other banks PPP Customer Survey Results Would refer a friend Satisfaction with Banker Banker was knowledgeable 95% 96% 96% 97% 97% 98% 98% 99% 15

PPP Survey Comments “My banker was A+. How many bankers call “I was so appreciative that the representative reached out you back at Midnight to help you. Very to me, I would not have even known I could get this loan if impressive! Everyone has been extremely she had not. Love the small community bank!” friendly and knowledgeable.” “The first bank I called treated me like I wasn't worth their time. You treated me like I held an account there my entire life. Goes to show what a great community culture can do. Thank you.” “I am grateful that you were “You were the primary bank for one business, not the other. I will be willing to work with me, even moving all accounts to CCF. We would not have even had the though we are not a customer, at opportunity to apply through our current primary bank, US this time.” Bank. Thanks for getting this done and all you do in and for our community.” “My contact and his team were very helpful and easy to work with. As a customer at a large national bank I found it very difficult to get my application submitted. He reached out to me knowing that I was with a big national bank and might be having problems. He told me to send him the information, I did, and he got me approved that day. Working with CCF was very easy.” 16

Net Income and Diluted EPS Net Income $12,000 Diluted EPS And Book Value Per Share $10,675 $0.90 $16.00 $9,463 $10,000 $0.80 $14.00 $0.70 $12.00 $8,000 $0.60 $10.00 $0.50 $8.00 $6,000 $0.40 $4,962 $6.00 $4,221 $4,283 $0.30 Diluted EPS Diluted $4,000 $3,563 $2,606 $0.20 $4.00 $2,573 $2,499 $2,606 $0.10 $2.00 Share Per Value Book $2,000 $- $- 2016 2017 2018 2019 Mar-20 $0 Axis Title 2016 2017 2018 2019 Mar-20 Diluted EPS Book Value Per Share Net Income Net Income as Adjusted Tangible Book Value Per Share Note: 20YY refers to the 12-months then ended. MMM-YY refers to the 3-months then ended. Net Income as Adjusted and Diluted EPS Income as Adjusted are non-GAAP financial measures, which management believes may be helpful in understanding the Company's results of operations or financial position and comparing results over different periods. Reconciliation of Income and Diluted EPS Income as Adjusted to the comparable GAAP financial measure can be found in the appendix of this presentation. These measures should not be viewed as a substitute for operating results determined in accordance with GAAP. Source: SEC filings; Company documents 17

Return on Average Assets and Return on Average Tangible Common Equity ROAA ROATCE 1.40% 20.0% 1.20% 1.00% 15.0% 0.76% 0.80% 0.69% 0.68% 0.69% 10.1% 9.5% 9.5% 0.56% 0.58% 10.0% 9.0% 0.60% 0.53% 7.3% 0.40% 0.45% 6.2% 5.6% 0.40% 0.34% 4.4% 4.3% 4.8% 5.0% 0.20% 0.00% 0.0% 2016 2017 2018 2019 Mar-20 2016 2017 2018 2019 Mar-20 ROAA ROAA Income as Adjusted ROATCE ROATCE Income as Adjusted Note: 20YY refers to the 12-months then ended. MMM-YY refers to the 3-months then ended. Return on average assets (ROAA), return on average assets as adjusted, return on average tangible common equity (ROATCE) and return on average tangible common equity as adjusted are non-GAAP measures, which management believes may be helpful in better understanding the underlying business performance trends related to average assets and average tangible equity. Reconciliations of ROAA as adjusted and ROTCE as adjusted can be found in the appendix of this presentation. These measures should not be viewed as substitutes for operating results determined in accordance with GAAP. Source: SEC filings; Company documents 18

Efficiency Ratio and Tangible Book Value Efficiency Ratio Net Interest Margin 90% 4.00% 84% 85% 85% 79% 77% 78% 80% 75% 73% 3.80% 75% 68% 3.64% 70% 66% 66% 65% 3.60% 60% 3.42% 55% 3.37% 3.40% 3.31% 50% 3.27% 45% 3.20% 40% 2016 2017 2018 2019 Mar-20 3.00% Efficiency Ratio Efficiency Ratio as Adjusted 2016 2017 2018 2019 Mar-20 Note: Net Interest Margin excluding realized nonaccretable discount and schedule accretion on purchased loans was 3.27% for the quarter ended March 31, 2020, compared to 3.26% the previous quarter. Note: 20YY refers to the 12-months then ended. MMM-YY refers to the 3-months then ended. The Efficiency ratio, efficiency ratio as adjusted and tangible book value per share are non-GAAP measures, which management believes may be helpful in better understanding the underlying business performance trends related to non-interest expense and tangible book value. Reconciliations of the efficiency ratio as adjusted and tangible book value to their comparable financial measures can be found in the appendix of this presentation. These measures should not be viewed as substitutes for operating results determined in accordance with GAAP. Source: SEC filings; Company documents 19

Citizens Community Bancorp Inc.

Loan Portfolio

- CZWI has transformed its loan portfolio through organic growth and acquisitions
- Change has occurred from a primarily consumer focused portfolio to a diversified mix consisting of commercial real estate, agricultural and commercial business loans
- Credit quality remains a focus in conjunction with loan growth
- September 2019 quarter reflects the purchase of $130.3 million due to F&M acquisition.



1-4 Family
Cons & Other
C&D - 1-4 Family
C&D - Commercial
Ag. Real Estate
Ag. Non-RE
HELOC
Owner-Occ. CRE
Non-Owner Occ. CRE
C&I
Multifamily
Investor 1-4 CRE
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
Sep-16
Sep-17
Sep-18
2019 FY
Sep-19
Dec-19
Mar-20

($000s)	Sep-16	Sep-17	Sep-18	2019 FY	Sep-19	Dec-19	Mar-20
1-4 Family	177,895	194,486	160,876	135,283	144,343	135,283	127,666
Cons & Other	188,009	135,955	97,089	57,771	61,664	57,771	53,598
C&D - 1-4 Family	$2,239	$2,584	$4,554	21,235	$10,585	21,235	$23,644
C&D - Commercial	$16,580	$19,708	$17,739	75,058	$65,550	75,058	$80,922
Ag. Real Estate	28,198	68,002	70,517	85,363	89,441	85,363	83,418
Ag. Non-RE	14,647	23,873	26,549	37,780	39,827	37,780	37,940
HELOC	7,604	50,564	44,351	39,573	43,262	39,573	37,098
Owner-Occ. CRE	23,311	56,122	72,360	230,354	201,890	230,354	236,337
Investor 1-4 CRE	34,340	50,938	59,968	94,076	91,119	94,076	95,653
Non-Owner Occ. CRE	31,289	52,902	84,375	190,029	172,037	190,029	188,160
C&I	31,001	55,251	76,254	133,734	127,232	133,734	122,006
Multifamily	19,135	26,228	48,061	87,008	87,758	87,008	102,983
Total Gross Loans	**$574,248**	**$736,613**	**$762,693**	**$1,187,264**	**$1,134,708**	**$1,187,264**	**$1,189,425**

MRQ Yield
5.30%

Source: Company Documents; Call Report

20

Asset Quality  ALLL and non-accretable discount to total loans was 1.37% ALLL and Nonaccretable Discount to Total Loans NPA (1) / Assets 3.00% 1.60% 1.40% 1.37% 2.50% 1.20% 2.00% 1.00% 1.00% 0.80% 1.49% 1.41% 1.50% 1.28% 0.60% 1.14% 0.40% 0.37% 1.00% 0.62% 0.20% 0.50% 0.00% 2016 2017 2018 2019 Mar-20 0.00% ALLL as a % of total loans 2016 2017 2018 2019 Mar-20 Nonaccretable discount on PCI loans as % of total loans ALLL plus nonaccretable discount on PCI loans as % of total loans CCF Originated NPA/Assets CCF Acquired NPA/Assets (1) Nonperforming assets include nonaccrual loans, accruing loans past due 90 days or more, other real-estate owned and other colleterial owned. Source: Company Documents 21

COVID-19 Affected Lending Sectors • Hotels and restaurants are portfolio’s most affected industry sectors • Hotels = $115 million • Hotels; weighted-average LTV = 58.5% • Hotels; weighted-average debt service ratio = 1.75 times • Restaurants = $33 million; $21 million of which are franchise, quick- service • Agriculture also affected by demand reductions as COVID persists • Total Loans = $123 million centered in Row Crops ( 37%), Dairy (26%) and Owned and Rented Land (23%) 22

Customer Programs & Support • Commercial/Ag banker scripted calling program to customers and prospects • Customer telephone support through branches and Phone Center during business hours; mobile banking 24/7 • Payment deferral program established for Commercial/Ag, consumer and mortgage portfolio loans • Secondary market deferral programs according to guidelines 23

COVID-19 Related Loan Deferrals • No completed COVID–19 related modifications/deferrals through March 31, 2020 • As of April 22, 2020; $167.4 million approved COVID–19 related deferrals • As of April 22, 2020; $133.4 million COVID–19 related deferrals completed • Hotel & restaurant sectors; $94 million of approved deferrals • Real estate rental & leasing sectors; $33 million of approved deferrals • Agriculture sector; less than $1 million in approved deferrals 24

Commercial Loan Detail . Commercial loan portfolio well diversified C&D C&I 8.5% . Total portfolio of $947.4 million at 03/31/2020. 12.9% Non-Owner Occ. . Strong growth in all commercial loan categories CRE Owner-Occ. CRE 19.9% 24.9% . Average note size is under $350 thousand Investor 1-4 CRE 10.1% Ag. Real Multifamily Estate Ag. 10.9% 8.8% AG C&I & Own. Occ. CRE CRE Investor 1-4 CRE Non RE 4.0% $400 $364.1 $372.1 $352.0 $358.3 $350 $300 ($M) Dec-19 Mar-20 C&D $75.0 $80.9 $250 Non-Owner Occ. CRE 190.0 188.2 $200 Investor 1-4 CRE 94.1 95.7 $150 $123.2 $121.3 Multifamily 87.0 103.0 $94.1 $95.7 $100 Ag. Real Estate 85.4 83.4 Ag. Non-RE 37.8 37.9 $50 Owner-Occ. CRE 230.4 236.3 $0 C&I 133.7 122.0 Dec-19 Mar-20 Total Gross Commercial Loans $933.4 $947.4 Source: Company documents, S&P Global Market Intelligence, bank level regulatory data (call report) 25

Agricultural Loan Detail Agricultural Loans by Major Product Type Agricultural Loans by Industry Mar - 20 Mar - 20 Operating Other Lines 14% 20% Row Crop 37% Term Debt 14% Secured Real Dairy Estate 26% Owned & 66% Rented Land 23% Row Crop Owned and Rented Land Dairy Other Source: Company Documents 26

Citizens Community Bancorp Inc.

Deposit Composition

- September 2019 Quarter reflects the purchase of $148.5 million due to F&M acquisition.
- June 2019 Quarter reflects the sale of $34.1 million of Michigan Branch deposits.



Non-interest bearing demand deposits
Savings accounts
Certificate accounts
Interest bearing demand deposits
Money market accounts
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
2017 FQ4
2018 FQ1
2018 FQ2
2018 FQ3*
2018 FQ4
Dec-18
Sep-19
Dec-19
Mar-20

Deposit Composition - Quarter Lookback

($000)	2017 FQ4	2018 FQ1	2018 FQ2	2018 FQ3*	2018 FQ4	Dec-18	Sep-19	Dec-19	Mar-20
Non-interest bearing demand deposits	$75,318	$78,685	$79,945	$82,135	$87,495	$155,405	$174,202	$168,157	$150,139
Interest bearing demand deposits	147,912	149,058	151,860	151,117	139,276	169,310	209,644	223,102	242,824
Savings accounts	102,756	98,941	100,363	98,427	97,329	192,310	165,419	156,599	161,038
Money market accounts	125,749	125,831	115,299	115,369	109,314	126,021	193,654	246,430	243,715
Certificate accounts	290,769	288,554	301,148	297,488	313,115	364,466	418,831	401,414	382,339
Total Deposits	**$742,504**	**$741,069**	**$748,615**	**$744,536**	**$746,529**	**$1,007,512**	**$1,161,750**	**$1,195,702**	**$1,180,055**

MRQ
Cost of Deposits
1.10%

* 2018 FQ3 - Demand Deposits Net of Preferred Stock Proceeds Less Issuance Costs

Source: SEC filings

27

Appendix 28

Citizens Community Bancorp Inc.

Net Interest Margin Analysis

($ Dollars in Thousands)	Quarter ended March 31, 2020 Average Balance	Interest Income/ Expense	Average Yield/ Rate	Quarter ended December 31, 2019 Average Balance	Interest Income/ Expense	Average Yield/ Rate
Average interest earning assets:						
Cash and cash equivalents	$ 31,069	$ 118	1.53%	$ 31,327	$ 122	1.55%
Loans receivable (1)	1,172,246	15,459	5.30%	1,136,330	14,611	5.10%
Interest-bearing deposits	4,362	27	2.49%	4,904	30	2.43%
Investment securities (2)	179,287	1,131	2.54%	185,920	1,222	2.62%
Non-marketable equity securities, at cost	15,006	173	4.64%	14,209	161	4.50%
Total interest earning assets	$ 1,401,970	$ 16,908	4.85%	$ 1,372,690	$ 16,146	4.67%
Average interest-bearing liabilities:						
Total deposits	$ 1,022,678	$ 3,180	1.25%	$ 990,347	$ 3,284	1.32%
FHLB Advances & Other Borrowings	146,810	1,057	2.90%	165,660	1,087	2.60%
Total interest bearing liabilities	$ 1,169,488	$ 4,237	1.46%	$ 1,156,007	$ 4,371	1.50%
Net interest income		$ 12,671			$ 11,775	
Interest Rate Spread			**3.39%**			**3.17%**
Net interest margin			**3.64%**			**3.41%**

(1) The increase is primarily related to higher realized non accretable discount, included in loan interest income, due to the payoff of certain purchased credit impaired loans.
(2) Fully taxable equivalent. The average yield on tax exempt securities is computed on a tax equivalent basis using a tax rate of 21% for the quarters ended March 31, 2020 and December 31, 2019.

29

Citizens Community Bancorp Inc.

Reconciliation of Non-GAAP Financial Measures

Reconciliation of GAAP Earnings and Core Earnings (non-GAAP):

	FY 2016	FY 2017	FY 2018	FY 2019	Sep-19	Dec-19	Mar-20
GAAP pre-tax earnings	$ 3,859	$ 3,822	$ 6,609	$ 12,277	$ 1,664	$ 3,731	$ 3,543
Merger related costs (1)	701	1,860	463	3,880	2,911	104	-
Branch closure costs (2)	839	951	26	15	-	-	-
Settlement proceeds (3)	-	(283)	-	-	-	-	-
FHLB borrowings prepayment fee (4)	-	104	-	-	-	-	-
Audit and Financial Reporting (5)	-	-	-	358	-	-	-
Gain on sale of branch	-	-	-	(2,295)	-	-	-
Pre-tax income as adjusted before income taxes (6)	5,399	6,454	7,098	14,235	4,575	3,835	3,543
Provision for income tax on net income as adjusted (7)	1,836	2,233	1,798	3,260	1,180	579	937
Tax impact of certain acquired BOLI policies (8)	-	-	-	300	-	300	-
Tax cuts and Jobs Act of 2017 (9)	-	-	338	-	-	-	-
Total provision income tax	1,836	2,233	2,136	3,560	1,180	879	937
Net income as adjusted after income taxes (non-GAAP) (6)	$ 3,563	$ 4,221	$ 4,962	$ 10,675	$ 3,395	$ 2,956	$ 2,606
GAAP diluted earnings per share, net of tax	$ 0.49	$ 0.46	$ 0.58	$ 0.85	$ 0.11	$ 0.28	$ 0.23
Merger related costs, net of tax	0.09	0.22	0.06	0.27	0.19	0.01	-
Branch related costs, net of tax	0.09	0.12	-	-	-	-	-
Settlement proceeds	-	(0.03)	-	-	-	-	-
FHLB borrowings prepayment fee	-	0.01	-	-	-	-	-
Tax impact of certain acquired BOLI policies (8)	-	-	-	(0.03)	-	(0.03)	-
Tax Cuts and Jobs Act of 2017 tax provision (9)	-	-	0.04	-	-	-	-
Audit and Financial Reporting, net of tax	-	-	-	0.02	-	-	-
Gain on sale of branch	-	-	-	(0.15)	-	-	-
Diluted earnings per share, as adjusted, net of tax (non-GAAP)	$ 0.67	$ 0.78	$ 0.68	$ 0.96	$ 0.30	$ 0.26	$ 0.23
Average diluted shares outstanding	5,257,304	5,378,548	7,335,247	11,121,435	11,276,005	11,275,961	11,219,660

30

Reconciliation of Non-GAAP Financial Measures (1) Costs incurred are included as professional fees and other non-interest expense in the consolidated statement of operations and include costs of $0, $0 and $61,000 for the quarters ended March 31, 2020, December 31, 2019 and September 30, 2019, respectively, and $341,000, $350,000, $565,000 and $0 for the years ended December 31, 2019, September 30, 2018 September 30, 2017 and September 30, 2016, respectively, which are nondeductible expenses for federal income tax purposes. (2) Branch closure costs include severance pay recorded in compensation and benefits, accelerated depreciation expense and lease termination fees included in occupancy and other costs included in other non-interest expense in the consolidated statement of operations. In addition, other non-interest expense includes costs related to the reduction in valuation of the Ridgeland branch office in the fourth quarter of fiscal 2017. Professional services includes legal costs related to the sale of the sole Michigan branch included in these Branch closure costs during the quarters ended December 31, 2018 and March 31, 2019. (3) Settlement proceeds includes litigation income from a JP Morgan Residential Mortgage Backed Security (RMBS) claim. This JP Morgan RMBS was previously owned by the Bank and sold in 2011. (4) The prepayment fee to restructure our FHLB borrowings is included in other non-interest expense in the consolidated statement of operations. (5) Audit and financial reporting costs include additional audit and professional fees related to the change in our year end from September 30 to December 31, effective December 31, 2018. (6) Net income as adjusted is a non-GAAP measure that management believes enhances the markets ability to assess the underlying business performance and trends related to core business activities. (7) Provision for income tax on net income as adjusted is calculated at our effective tax rate for each respective period presented. (8) Tax impact of certain acquired BOLI policies from United Bank equal to $300,000. (9) As a result of the Tax Cuts and Jobs Act of 2017, we recorded a one-time net tax provision of $275,000 in the first quarter of 2018, which is included in provision for income taxes expense in the consolidated statement of operations. 31

Citizens Community Bancorp Inc.

Reconciliation of Non-GAAP Financial Measures

Return on Average Assets (ROAA) as Adjusted

(In thousands except ROAA and ROAA as adjusted)

	2016	2017	2018	2019	Sep-19	Dec-19	Mar-20
Net Income (annualized for Sep 2019, Dec 2019 and Mar 2020)	$ 2,573	$ 2,499	$ 4,283	$ 9,463	$ 4,896	$ 12,573	$ 10,481
Net Income as adjusted (annualized for Sep 2019, Dec 2019 and Mar 2020)	$ 3,563	$ 4,221	$ 4,962	$ 10,675	$ 13,469	$ 11,728	$ 10,481
Average assets	638,007	731,407	954,912	1,398,482	1,454,455	1,492,834	$ 1,516,957
Return on average assets (annualized for Sep 2019, Dec 2019 and Mar 2020)	**0.40%**	**0.34%**	**0.45%**	**0.68%**	**0.34%**	**0.84%**	**0.69%**
Return on average assets as adjusted (annualized for Sep 2019, Dec 2019 and Mar 2020)	**0.56%**	**0.58%**	**0.52%**	**0.76%**	**0.93%**	**0.79%**	**0.69%**

Return on Average Tangible Common Equity (ROATCE)

(In thousands except ROATCE and ROATCE as adjusted)

	2016	2017	2018	2019	Sep-19	Dec-19	Mar-20
Common Equity	$ 64,544	$ 73,483	$ 135,847	$ 150,553	148,029	150,553	147,933
Less: Goodwill	(4,663)	(10,444)	(10,444)	(31,498)	(31,841)	(31,498)	(31,498)
Less: Core Deposit and other intangibles	(872)	(5,449)	(4,805)	(7,587)	(7,999)	(7,587)	(7,174)
Tangible Common Equity (TCE)	**$ 59,009**	**$ 57,590**	**$ 120,598**	**$ 111,468**	**$ 108,189**	**$ 111,468**	**$ 109,261**
Average Tangible Common Equity	$ 57,891	$ 58,300	$ 89,094	$ 105,340	$ 106,565	$ 109,829	$ 110,365
Net Income (annualized for Sep 2019, Dec 2019 and Mar 2020)	$ 2,573	$ 2,499	$ 4,283	$ 9,463	$ 4,896	$ 12,573	$ 10,481
Net Income as adjusted (annualized for Sep 2019, Dec 2019 and Mar 2020)	$ 3,563	$ 4,260	$ 5,021	$ 10,675	$ 13,469	$ 11,728	$ 10,481
ROATCE (annualized for Sep 2019, Dec 2019 and Mar 2020)	**4.4%**	**4.3%**	**4.8%**	**9.0%**	**4.6%**	**11.4%**	**9.5%**
ROATCE as adjusted (annualized for Sep 2019, Dec 2019 and Mar 2020)	**6.2%**	**7.3%**	**5.6%**	**10.1%**	**12.6%**	**10.7%**	**9.5%**

Note: All quarterly periods are annualized for net income / net income as adjusted.

32

Citizens Community Bancorp Inc.

Reconciliation of Non-GAAP Financial Measures

Effiency Ratio as Adjusted

(In thousands except Efficiency Ratio and Efficiency Ratio as adjusted)

	2016	2017	2018	2019	Sep-19	Dec-19	Mar-20
Non-interest Expense (GAAP)	$ 20,058	$ 22,878	$ 29,764	$ 42,686	$ 12,975	$ 10,428	$ 10,731
Merger related costs	(701)	(1,860)	(463)	(3,880)	(2,911)	(104)	-
Branch Closure costs	(839)	(951)	(26)	(15)	-	-	-
Audit and financial reporting	-	-	-	(358)	-	-	-
Prepayment fee	-	(104)	-	-	-	-	-
Non-interest expense as adjusted	$ 18,518	$ 19,963	$ 29,275	$ 38,433	$ 10,064	$ 10,324	$ 10,731
Non-interest income	$ 3,915	$ 4,751	$ 7,370	$ 14,975	$ 3,621	$ 3,784	$ 3,603
Net interest margin	20,077	22,268	30,303	43,513	11,593	11,775	12,671
Efficiency ratio denominator (GAAP)	23,992	27,019	37,673	58,488	15,214	15,559	16,274
Gain on sale of branch	-	-	-	(2,295)	-	-	-
Settlement proceeds	-	(283)	-	-	-	-	-
Efficiency ratio denominator as adjusted	$ 23,992	$ 26,736	$ 37,673	$ 56,193	$ 15,214	$ 15,559	$ 16,274
Efficiency ratio	**84%**	**85%**	**79%**	**73%**	**85%**	**67%**	**66%**
Efficiency ratio as adjusted	**77%**	**75%**	**78%**	**68%**	**66%**	**66%**	**66%**

Tangible Book Value Per Share (TBVPS) as Adjusted

(In thousands except Shares Outstanding, TBVPS and TBVPS as adjusted)

	2016	2017	2018	2019	Sep-19	Dec-19	Mar-20
Total Stockholders' equity	$ 64,544	$ 73,483	$ 135,847	$ 150,553	$ 148,029	$ 150,553	$ 147,933
Less: Goodwill	(4,663)	(10,444)	(10,444)	(31,498)	(31,841)	(31,498)	(31,498)
Less: Core deposit and intangibles	(872)	(5,449)	(4,805)	(7,587)	(7,999)	(7,587)	(7,174)
Tangible common equity (non-GAAP)	**$ 59,009**	**$ 57,590**	**$ 120,598**	**$ 111,468**	**$ 108,189**	**$ 111,468**	**$ 109,261**
Shares outstanding	5,260,098	5,888,816	10,913,853	11,266,954	11,270,710	11,266,954	11,151,009
Book Value	$ 12.27	$ 12.48	$ 12.45	$ 13.36	$ 13.13	$ 13.36	$ 13.27
TBVPS	$ 11.22	$ 9.78	$ 11.05	$ 9.89	$ 9.60	$ 9.89	$ 9.80

33

Mission, Vision and Values Mission Provide the best products, service, and ideas to our customers every interaction every day. Vision Values Make more possible for our Our six main values are: customers, colleagues, integrity, commitment, communities, and shareholders! innovation, collaboration, focus, and sustainability. 34

Key Market Differentiators • Serving small to mid-sized • Experienced, energetic entrepreneurs leadership team • Responsive professionals • Accountability for doing the right thing and getting results • Products to compete vs. big banks, superior to • Entrepreneurial spirit, smaller community banks BUSINESS CULTURE winning attitude MODEL • Loan and deposit growth STRATEGIC CREDIT • Prudent risk taking through prudent M&A GROWTH • Process driven, transparent • Robust commercial loan and deposit growth • Nimble, centralized approval process • Quality and quantity of • Proactive risk management earnings improving 35

Market Demographics  CZWI operates in diverse markets within the northwestern region of Wisconsin, metro Twin Cities and the Mankato, Minnesota MSA Eau Claire: . Features a broad-based, diverse economy, which is driven by commercial, retail and medical industries Mankato: . The Mankato market also possesses a broad-based, diverse economy Eau Claire Area Employers Mankato Area Employers Source: S&P Global Market Intelligence, eauclairedevelopment.com, greatermankato.com, Google Images 36

Branch Locations CZWI Locations Source: S&P Global Market Intelligence 37

Recent Franchise Expansion  CZWI has been focused on transforming the Company away from a consumer based bank into a commercial focused operation, creating a strengthened franchise value through this process 2016 Acquisition of 2 Central Bank branches in Northwestern WI: $27.1 million deposits 2016 Acquisition of Community Bank of Northern Wisconsin (Rice Lake, WI): $167 million in assets 2017 Acquisition of Wells Financial Corp. (Wells, MN): $256 million in assets 2018 Acquisition of United Bank (Osseo, WI): $315 million in assets 2019 Acquisition of F. & M. Bank (Tomah, WI): $192 million in assets as of June 30, 2019 Source: SEC filings 38

Disciplined Acquisition Strategy Areas of Potential Acquisition Opportunities Duluth Superior Rice Lake Eau Claire Minneapolis Wausau St. Paul Mankato Mason City La Crosse Winona Rochester Source: FIG Partners, S&P Global Market Intelligence 39